UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


          ____________________________________________________________



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       ___________________________________________________________________


       Date of report (Date of earliest event reported): November 16, 2004

                          OMNICORDER TECHNOLOGIES, INC.
               (Exact Name of Registrant as Specified in Charter)



          Delaware                       0-27943               84-1209909
(State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                    Identification No.)


                125 Wilbur Place, Suite 120                         11716
                     Bohemia, New York                           (Zip Code)
          (Address of principal executive offices)

       Registrant's telephone number, including area code: (631) 244-8244

                              12-8 Technology Drive
                       East Setauket, New York 11733-4049
           -----------------------------------------------------------
           Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 DFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the
    Exchange Act (17 CFR 240.13e-4(c))


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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         (d) On November 16, 2004, the Board of Directors approved the expansion of the Board from 10 directors to 11 directors, and appointed Michael A. Davis, M.D., D.Sc., to fill the newly-created vacancy on the Board. Dr. Davis will also serve as the chairman of the executive committee of the Board of Directors.

         Dr. Davis, 63, has served as a Director of E-Z-EM, Inc., a publicly-traded company and a leader in the design, manufacture and marketing of contrast media for gastrointestinal tract radiology, since 1995, and as its Medical Director since 1994 and Technical Director from 1997 to 2000. Dr. Davis was a Visiting Professor of Radiology at Harvard Medical School and Visiting Scientist in Radiology at Massachusetts General Hospital in 2002 and 2003. He has also served as Senior Vice President and Chief Medical Officer of MedEView, Inc., a radiology informatics company, from 2002 to 2003. He was Professor of Radiology and Nuclear Medicine and Director of the Division of Radiologic Research, University of Massachusetts Medical Center, from 1980 to 2002. During 1999, he also served as the President and Chief Executive Officer, and from 1999 to 2003, as a director of Amerimmune Pharmaceuticals, Inc. and its wholly-owned subsidiary, Amerimmune, Inc., which were involved in pharmaceutical research. Dr. Davis is also a director of MacroChem Corp., a publicly-traded specialty pharmaceutical company.

         Except as described in the following sentence, Dr. Davis has not engaged in a related party transaction with us during the last two years. Dr. Davis has been an independent business/medical consultant to our company since August 2004 and will terminate that relationship in place of his new positions with the company.

         On November 16, 2004, the Board of Directors appointed Hon. Joseph F. Lisa, a current member of the Board of Directors, as the non-executive Chairman of the Board of Directors.

         A copy of the press release announcing Dr. Davis' election to the Board of Directors and Judge Lisa's appointment as Chairman of the Board is included as Exhibit 99.1 to this report and is incorporated herein by reference.

         In addition, on November 16, 2004, the Board of Directors named an executive committee. The executive committee is comprised of: Dr. Davis, who will chair the committee; Anthony A. Lombardo, the President and Chief Executive Officer of E-Z-EM, Inc.; Jed Schutz, a private investor and advisor to several emerging technology companies; and William J. Wagner, an investment banker and managing director of a private investment firm focused on early-stage companies.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

         99.1 Press release of OmniCorder Technologies, Inc. issued November 22, 2004.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        OMNICORDER TECHNOLOGIES, INC.


Date: November 22, 2004                 By:  /s/Mark A. Fauci
                                           ------------------------------------
                                           Mark A. Fauci
                                           President and Chief Executive Officer

                                            EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION
-----------       -----------

99.1              Press release of OmniCorder Technologies, Inc. issued
                  November 22, 2004.